Exhibit 10.220

FIRST AMENDMENT TO AMENDED AND RESTATED DEFERRED DRAW NOTE

(Secured Original Principal Amount $2,000,000)

This First Amendment to Amended and Restated Deferred Draw Note (the "Amendment") is made as of this 8th day of July, 2019 (the "Amendment Effective Date"), by and among TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation, TWINLAB HOLDINGS, INC., a Michigan corporation, ISI BRANDS INC., a Michigan corporation, and TWINLAB CORPORATION, a Delaware corporation, NUTRASCIENCE LABS, INC., a Delaware corporation, NUTRASCIENCE LABS IP CORPORATION., a Delaware corporation, ORGANIC HOLDINGS LLC, a Delaware limited liability company, RESERVE LIFE ORGANICS, LLC, a Delaware limited liability company, RESVITALE, LLC, a Delaware limited liability company, RE-BODY, LLC, a Delaware limited liability company, INNOVITAMIN ORGANICS, LLC, a Delaware limited liability company, ORGANICS MANAGEMENT LLC, a Delaware limited liability company, COCOAWELL, LLC, a Delaware limited liability company, FEMBODY, LLC, a Delaware limited liability company, RESERVE LIFE NUTRITION, L.L.C., a Delaware limited liability company, INNOVITA SPECIALTY DISTRIBUTION, LLC, a Delaware limited liability company, and JOIE ESSANCE, LLC, a Delaware limited liability company (each of the foregoing Persons being referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and GOLISANO HOLDINGS LLC, a New York limited liability company, as successor by assignment to Penta Mezzanine SBIC Fund I, L.P. (the "Lender").

WHEREAS, the Borrowers are indebted to the Lender under a certain Amended and Restated Deferred Draw Note in the original principal amount of Two Million Dollars ($5,000,000) dated as of August 30, 2017 (the "Note");

WHEREAS, the Borrowers and the Lender have agreed to amend the Note to extend the Maturity Date (as defined therein) in accordance with this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Section 1 of the Note is hereby amended and restated in its entirety to provide as follows:

 1.     Payment of Principal. The entire principal amount of the Loan evidenced hereby, together with any accrued and unpaid interest, and any and all unpaid costs, fees and expenses accrued, shall be due and payable on October 22, 2021 (the "Maturity Date"). The Note will be payable both as to principal and interest by Federal funds wire transfer to Lender as instructed by Lender.

 2.     Except as expressly amended hereby, all terms and conditions of the Note shall remain in full force and effect.

 3.     All terms not defined in this Amendment shall have the meaning given to them in the Note.

 4.     Upon the effectiveness of this Amendment, each reference in the Note to "the Note," "this Note," "hereunder," "hereof," "herein," or words of similar import shall mean and be a reference to the Note, as amended by this Amendment.

 5.     This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements between such parties with respect to the subject matter hereof. To the extent of any conflict between the terms and conditions of this Amendment and the Note, the terms and conditions of this Amendment shall govern.

 6.     This Amendment may be executed in one or more counterparts, including by means of facsimile and/or portable document format, each of which shall be an original and all of which shall together constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrowers and Lender have executed this Amendment as of the date first above written.

BORROWERS:	TWINLAB CONSOLIDATED HOLDINGS, INC. TWINLAB CONSOLIDATION CORPORATION TWINLAB HOLDINGS, INC. TWINLAB CORPORATION ISI BRANDS, INC. NUTRASCIENCE LABS, INC. NUTRASCIENCE LABS IP CORPORATION

	By:	/s/ Anthony Zolezzi	(Seal)
	Name:	Anthony Zolezzi
	Title:	Chief Executive Officer

ORGANIC HOLDINGS LLC

By:	/s/ Anthony Zolezzi	(Seal)
Name:	Anthony Zolezzi
Title:	Sole Manager

RESERVE LIFE ORGANICS, LLC

RESVITALE, LLC

RE-BODY, LLC

INNOVITAMIN ORGANICS, LLC

ORGANICS MANAGEMENT LLC

COCOAWELL, LLC

FEMBODY, LLC

RESERVE LIFE NUTRITION, L.L.C.

INNOVITA SPECIALTY DISTRIBUTION LLC

JOIE ESSANCE, LLC

By ORGANIC HOLDINGS LLC,
its sole Member

By:	/s/ Anthony Zolezzi	(Seal)
Name:	Anthony Zolezzi
Title:	Sole Manager

First Signature Page to First Amendment to Amended and Restated Deferred Draw Note

 (Penta $2MM Secured)

PURCHASER:	GOLISANO HOLDINGS LLC,
a New York limited liability company

	By:	/s/ B. Thomas Golisano	(Seal)
	Name:	B. Thomas Golisano
	Title:	Member

First Signature Page to First Amendment to Amended and Restated Deferred Draw Note

 (Penta $2MM Secured)